                                                                    EXHIBIT 99.4


                      MORGAN STANLEY
        CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                       CDC 2004-HE3
                         IO LOANS

TABLE OF CONTENTS

1. Range of Cut-off Date Principal Balances ($)
2. Range of Credit Scores
3. Range of Original Combined LTV Ratios (%)
4. Occupancy Type
5. Documentation Level



1. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

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                                                                           % OF
                                                                         MORTGAGE
                                                            AGGREGATE     POOL BY     WEIGHTED                 WEIGHTED
                                                             CUT-OFF     AGGREGATE     AVERAGE     WEIGHTED     AVERAGE
                                                 NUMBER        DATE       CUT-OFF       GROSS      AVERAGE     ORIGINAL     WEIGHTED
                                                   OF       PRINCIPAL      DATE       INTEREST    REMAINING    COMBINED     AVERAGE
                                                MORTGAGE     BALANCE     PRINCIPAL      RATE         TERM         LTV         FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)      LOANS        ($)        BALANCE        (%)       (MONTHS)       (%)         SCORE
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50,000.01 - 75,000.00                                  3      207,900         0.35       7.031         355        75.42         607
75,000.01 - 100,000.00                                 9      804,450         1.36       7.564         357        84.54         657
100,000.01 - 125,000.00                               19    2,166,432         3.66       6.786         357        83.68         651
125,000.01 - 150,000.00                               17    2,374,435         4.01       7.117         357        83.66         651
150,000.01 - 175,000.00                               20    3,285,002         5.55       6.739         356        83.43         646
175,000.01 - 200,000.00                               25    4,666,177         7.88       6.648         357        82.33         675
200,000.01 - 225,000.00                               13    2,728,687         4.61       6.388         356        85.97         659
225,000.01 - 250,000.00                               27    6,478,590        10.94       6.805         357        82.69         665
250,000.01 - 275,000.00                               20    5,323,890         8.99       6.887         357         80.7         644
275,000.01 - 300,000.00                               20    5,809,750         9.81       6.759         357        81.96         674
300,000.01 - 325,000.00                               15    4,735,320            8       6.777         357        84.21         672
325,000.01 - 350,000.00                               10    3,368,237         5.69       6.462         357        81.21         665
350,000.01 - 375,000.00                                6    2,179,150         3.68       6.525         356        77.42         675
375,000.01 - 400,000.00                               14    5,458,672         9.22       6.619         357        79.41         659
400,000.01 - 425,000.00                                3    1,229,420         2.08       5.802         357        83.33         660
425,000.01 - 450,000.00                                5    2,209,200         3.73       6.773         357        85.32         666
450,000.01 - 475,000.00                                1      452,752         0.76         6.9         356           90         608
475,000.01 - 500,000.00                                6    2,961,350            5       6.148         357        81.69         704
500,000.01 - 525,000.00                                3    1,562,650         2.64        6.66         357        81.32         655
600,000.01 >=                                          2    1,222,848         2.06       6.375         357         87.5         699
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TOTAL:                                               238   59,224,912          100       6.679         357         82.4         664
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Minimum: 68,000
Maximum: 612,000
Average: 248,844

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2. RANGE OF CREDIT SCORES

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                                                                       % OF
                                                                     MORTGAGE
                                                       AGGREGATE      POOL BY      WEIGHTED                   WEIGHTED
                                                        CUT-OFF      AGGREGATE      AVERAGE      WEIGHTED      AVERAGE
                                           NUMBER         DATE        CUT-OFF        GROSS       AVERAGE      ORIGINAL      WEIGHTED
                                             OF        PRINCIPAL       DATE        INTEREST     REMAINING     COMBINED      AVERAGE
                                          MORTGAGE      BALANCE      PRINCIPAL       RATE          TERM          LTV          FICO
RANGE OF CREDIT SCORES                      LOANS         ($)         BALANCE         (%)        (MONTHS)        (%)          SCORE
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500 - 525                                        2       348,000          0.59        8.602           355        75.76          518
526 - 550                                        4       858,600          1.45        7.062           358        74.17          540
551 - 575                                        5       977,800          1.65        7.481           357        76.79          563
576 - 600                                       12     2,583,242          4.36        6.879           356        84.82          594
601 - 625                                       29     8,264,059         13.95        6.881           356        82.33          613
626 - 650                                       47    10,905,126         18.41        6.731           357        82.17          637
651 - 675                                       58    12,961,718         21.89        6.597           357        83.69          664
676 - 700                                       35     9,601,320         16.21         6.49           357        84.02          688
701 - 725                                       19     5,252,418          8.87        6.472           357        79.42          714
726 - 750                                       15     4,392,207          7.42        6.562           357        82.88          740
751 - 775                                        5     1,341,772          2.27        6.693           357         83.2          762
776 - 800                                        7     1,738,650          2.94        6.648           357        77.77          786
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TOTAL:                                         238    59,224,912           100        6.679           357         82.4          664
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Minimum: 510
Maximum: 797
Weighted Average: 664

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3. RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

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                                                                        % OF
                                                                      MORTGAGE
                                                        AGGREGATE      POOL BY      WEIGHTED                   WEIGHTED
                                                         CUT-OFF      AGGREGATE      AVERAGE      WEIGHTED      AVERAGE
                                            NUMBER         DATE        CUT-OFF        GROSS       AVERAGE      ORIGINAL     WEIGHTED
                                              OF        PRINCIPAL       DATE        INTEREST     REMAINING     COMBINED     AVERAGE
RANGE OF ORIGINAL COMBINED LTV RATIOS      MORTGAGE      BALANCE      PRINCIPAL       RATE          TERM          LTV         FICO
(%)                                          LOANS         ($)         BALANCE         (%)        (MONTHS)        (%)         SCORE
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40.01 - 50.00                                     2       551,500          0.93        7.125          357         43.88         627
60.01 - 70.00                                     6     1,258,700          2.13        6.744          357         66.73         676
70.01 - 80.00                                   161    39,858,621          67.3         6.53          357         79.19         666
80.01 - 90.00                                    34     9,502,919         16.05        6.702          356         87.85         667
90.01 - 100.00                                   35     8,053,171          13.6        7.355          356         96.94         653
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TOTAL:                                          238    59,224,912           100        6.679          357          82.4         664
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Minimum: 41.58
Maximum: 100.00
Weighted Average: 82.40


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4. OCCUPANCY TYPE

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                                                                       % OF
                                                                     MORTGAGE
                                                       AGGREGATE      POOL BY      WEIGHTED                   WEIGHTED
                                                        CUT-OFF      AGGREGATE      AVERAGE      WEIGHTED      AVERAGE
                                           NUMBER         DATE        CUT-OFF        GROSS       AVERAGE      ORIGINAL      WEIGHTED
                                             OF        PRINCIPAL       DATE        INTEREST     REMAINING     COMBINED      AVERAGE
                                          MORTGAGE      BALANCE      PRINCIPAL       RATE          TERM          LTV          FICO
OCCUPANCY TYPE                              LOANS         ($)         BALANCE         (%)        (MONTHS)        (%)          SCORE
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Primary                                        225    57,082,312         96.38         6.66           357        82.66          664
Non-Owner Occupied                              11     1,825,700          3.08        7.168           357        74.06          696
Second Home                                      2       316,900          0.54        7.343           356        82.98          622
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TOTAL:                                         238    59,224,912           100        6.679           357         82.4          664
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5. DOCUMENTATION LEVEL

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                                                                         % OF
                                                                     MORTGAGE
                                                       AGGREGATE      POOL BY      WEIGHTED                   WEIGHTED
                                                        CUT-OFF      AGGREGATE      AVERAGE      WEIGHTED      AVERAGE
                                           NUMBER         DATE        CUT-OFF        GROSS       AVERAGE      ORIGINAL      WEIGHTED
                                             OF        PRINCIPAL       DATE        INTEREST     REMAINING     COMBINED      AVERAGE
                                          MORTGAGE      BALANCE      PRINCIPAL       RATE          TERM          LTV          FICO
DOCUMENTATION LEVEL                         LOANS         ($)         BALANCE         (%)        (MONTHS)        (%)         SCORE
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Stated Documentation                           118    31,325,522         52.89        6.738          357         80.61          676
Full Documentation                             109    25,268,788         42.67        6.575          357         83.97          651
No Ratio                                         8     1,705,200          2.88         6.69          357         83.95          658
Limited/Alternate                                3       925,402          1.56        7.541          356         97.38          641
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TOTAL:                                         238    59,224,912           100        6.679          357          82.4          664
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